UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

ACTAVIS plc

(Exact name of registrant as specified in its charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Actavis plc (the “Company”) announced that beginning with the third quarter of 2014, the Company is presenting its operating results in three revenue-producing segments: North American Brands, North American Generics and International and Anda Distribution.

Exhibit 99.1 to this Form 8-K provides recast segment net revenues, cost of sales and selling, general and administrative (SG&A) expenses for the quarters ended June 30, 2014, March 31, 2014, December 31, 2013, June 30, 2013 and March 31, 2013. It further refiles the segment net revenues, cost of sales and SG&A expenses for the quarters ended September 31, 2014 and 2013.

In this press release, the Company discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission) that exclude certain significant charges or credits that are important to an understanding of the Company’s ongoing operations. The Company believes that its inclusion of non-GAAP financial measures provides useful supplementary information to and facilitates analysis by investors in evaluating the Company’s performance and trends. The determination of significant charges or credits may not be comparable to similar measures used by other companies and may vary from period to period. The Company uses both GAAP financial measures and the disclosed non-GAAP financial measures internally to evaluate and manage the Company’s operations and to better understand its business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

The recasting of previously issued financial information does not represent a restatement of previously issued financial statements and does not affect the Company’s reported net (loss) / income, earnings per share, total assets, or stockholders’ equity for any of the previously reported periods. The information contained in this Form 8-K is being furnished pursuant to Regulation FD in order to provide the financial community with historical financial data that is presented on a basis consistent with the Company’s new reporting structure. Beginning with the quarter ended September 30, 2014, the Company’s financial statements reflect the new reporting structure with prior periods adjusted accordingly.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Segment net revenues, cost of sales and selling, general and administrative expenses for the quarters ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2014

ACTAVIS plc

By:	/s/ R. Todd Joyce
Name:	R. Todd Joyce
Title:	Chief Financial Officer

Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Segment net revenues, cost of sales and selling, general and administrative expenses for the quarters ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013